Stock Incentive Plans (Weighted Average Grant-Date Fair Value Of SSARS And Assumptions Under Black-Scholes Option Model) (Details) (USD $)	12 Months Ended
	Dec. 31, 2011 years	Dec. 31, 2010 years	Dec. 31, 2009 years
Weighted average grant date fair value	$ 22.26	$ 14.49	$ 7.46
Expected life of awards (years)	5.5	5.5	5.5
Risk-free interest rate	1.90%	2.40%	1.60%
Expected volatility	49.70%	48.50%	45.30%
Expected dividend yield	0.00%	0.00%	0.00%